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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statements No. 33-33013 and No. 33-33063 on Forms S-8 and Registration Statement No. 33-45815 on Form S-3 of our reports dated April 19, 1994, appearing and incorporated by reference in this Annual Report on Form 10-K of Network Equipment Technologies, Inc. for the year ended March 31, 1994.

Deloitte & Touche

San Jose, California
June 24, 1994